UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 9, 2007

                       NEW BRUNSWICK SCIENTIFIC CO., INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                  NEW JERSEY              0-6994          22-1630072
            --------------------          ------          ----------
    (State or other jurisdiction          (Commission    (IRS Employer
             of incorporation)            File Number)  Identification No.)

                           P.O. BOX 4005
                          44 TALMADGE ROAD
                       EDISON, STATENEW JERSEY          08818-4005
              --------------------------------          ----------
          (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (732) 287-1200

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 9, 2007, the New Brunswick Scientific Co., Inc. Board of Directors appointed William J. Murphy, age 62, as a Class II Director. Mr. Murphy will also serve on the Company's audit committee, and has been designated by the Board of Directors as an Audit Committee Financial Expert. Mr. Murphy fills the vacancy created by the untimely death of director Joel Jaffe who previously chaired the Company's audit committee.

Mr. Murphy, a certified public accountant, has extensive financial experience. From 1997 to 2005, Mr. Murphy held several positions with Computer Horizons Corp., a publicly held information services, company, initially as Executive Vice President and Chief Financial Officer, and from March 2003 until October 2005, Mr. Murphy served as President and CEO. From 1980 to 1997, Mr. Murphy was employed by the accounting firm of Grant Thornton LLP, which he joined as Senior Audit Manager, and becoming the partner in charge of its New Jersey Practice in 1990. Prior to joining Grant Thornton, Mr. Murphy was a Senior Audit Manager for the accounting firm of Price Waterhouse. Mr. Murphy is a member of the New Jersey State Society of CPAs, the American Institute of Certified Public Accountants and the Financial Executives International. Mr. Murphy also serves as a Director of the Commerce and Industry Association of New Jersey, a not-for-profit pro-business organization and Bradley Pharmaceuticals, Inc., a company publicly traded on the New York Stock Exchange.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

   (D) EXHIBITS

Exhibit
Number          Description  of  the  Exhibit
-------         ---------------------------------------------------------------
99.1            Press release dated February 12, 2007, entitled "New Brunswick
                Scientific  Appoints  William  Murphy  to  Board"


                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            New Brunswick Scientific Co., Inc.

Date: February 14, 2007     By:/s/ Thomas Bocchino
                               --------------------
                               Thomas Bocchino
                               Vice President, Finance and
                               Chief Financial Officer